                                                                    EXHIBIT 10.5



TBCC

                               CONTINUING GUARANTY

GUARANTOR:  ADVANCED MEDICAL PROCEDURES, INC., A DELAWARE CORPORATION

BORROWER:   ENDOCARE, INC.

DATE:       JULY 29, 1999

THIS CONTINUING GUARANTY dated as of the above date (the "Guaranty"), is made by the above guarantor, whose address is set forth below, in favor of TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation, ("TBCC") having its principal office at 9399 West Higgins Road, Suite 600, Rosemont, Illinois 60018 and having an office at 15260 Ventura Blvd., Suite 1240, Sherman Oaks, California 91403, with respect to the "Indebtedness" (as defined below) of the above Borrower (the "Borrower").

1. Guaranty. In order to induce TBCC to enter into a Loan and Security Agreement with the Borrower or to continue to provide financing thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby (a) unconditionally and irrevocably guarantees the payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Indebtedness, and (b) agrees to pay any and all reasonable costs and expenses (including reasonable attorneys' fees and related expenses) incurred by TBCC in enforcing any rights under this Guaranty or in enforcing any of the Indebtedness against the Borrower. As used herein, "Indebtedness" means and includes all present and future loans (including the Loans), advances, debts, liabilities, obligations, guarantees, covenants and duties now or hereafter owing by Borrower to TBCC of any kind or nature, present or future, absolute or contingent, liquidated or unliquidated, certain or uncertain, determined or undetermined, monetary or nonmonetary, written or oral, whether Borrower may be liable individually or jointly with others, whether incurred directly to TBCC or acquired by TBCC by assignment or otherwise, or held by TBCC on behalf of others, and regardless of whether recovery thereon may be or hereafter become barred by any statute of limitations, discharged or uncollectible in any bankruptcy, insolvency or other proceeding, or otherwise unenforceable, including without limitation all indebtedness, liabilities and obligations which may arise under, out of, or in connection with, any present or future Loan and Security Agreement between Borrower and TBCC (the "Loan Agreement"), any other Loan Document or any other agreement executed in connection herewith or therewith, whether or not for the payment of money, whether arising by reason of an extension of credit, opening, guaranteeing or confirming of a letter of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment, purchase, discount or otherwise), whether absolute or contingent, due or to become due, now due or hereafter arising and however acquired. The term "Indebtedness" includes, without limitation, all interest (including interest accruing on or after an Insolvency Event, whether or not an allowed claim), charges, expenses, commitment, facility, closing and collateral management fees, letter of credit fees, reasonable attorneys' fees, and any other sum chargeable to Borrower under the Loan Agreement or the other Loan Documents. (Capitalized terms used in this Guaranty, which are not defined, shall have the meanings set forth in the Loan Agreement.) As used herein, the term "Borrower" shall include any successor to the business and assets of Borrower, and shall also include Borrower in its capacity as a debtor or debtor in possession under the federal Bankruptcy Code, and any trustee, custodian or receiver for Borrower or any of its assets, should Borrower hereafter become the subject of any bankruptcy or insolvency proceeding, voluntary or involuntary; and all indebtedness, liabilities and obligations incurred by any such person shall be included in the Indebtedness guaranteed hereby. This Guaranty is given in consideration for credit and other financial accommodations which may, from time to time, be given by TBCC to Borrower in TBCC's sole discretion, but Guarantor acknowledges and agrees that acceptance by TBCC of this Guaranty shall not constitute a commitment of any kind by TBCC to extend such credit or other financial accommodation to Borrower or to permit Borrower to incur Indebtedness to TBCC. All sums due under this Guaranty shall bear interest from the date due until the date paid at the highest rate charged with respect to any of the Indebtedness.

2. Guaranty Absolute. The Guarantor guarantees that the Indebtedness will be paid and performed strictly in accordance with its terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of the terms or the rights of TBCC with respect thereto. The liability of the Guarantor

TBCC                                                         CONTINUING GUARANTY
--------------------------------------------------------------------------------

under this Guaranty shall be absolute and unconditional irrespective of:

         (a). any lack of validity or enforceability of the Loan Agreement or any other document agreement or instrument relating to Borrower (whether or not relating to the Loan Agreement), including, without limitation, this Guaranty (collectively, the "Loan Documents");

         (b). any change in the time, manner or place of payment of, or in any other term of, all or any of the Indebtedness, or any amendment or waiver of any term of, or any consent to departure from, the terms of the Loan Agreement or any other Loan Document or any other document or agreement;

         (c). any exchange, release or non-perfection of any collateral, or any release, amendment or waiver of any term of, or consent to departure from, any other guaranty for all or any of the Indebtedness;

         (d). any failure on the part of TBCC or any other person or entity to exercise, or any delay in exercising, any right under the Loan Agreement or any other Loan Document; or

         (e). any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower, the Guarantor or any other guarantor with respect to the Indebtedness (including, without limitation, all defenses based on suretyship or impairment of collateral, and all defenses that the Borrower may assert to the repayment of the Indebtedness, including, without limitation, failure of consideration, breach of warranty, fraud, statute of frauds, bankruptcy, lack of legal capacity, statute of limitations, lender liability, accord and satisfaction, and usury) or which might otherwise constitute a defense to this Guaranty and the obligations of the Guarantor under this Guaranty.

The Guarantor hereby agrees that if the Borrower or any other guarantor of all or a portion of the Indebtedness is the subject of a bankruptcy proceeding under Title 11 of the United States Code, it will not assert the pendency of such proceeding or any order entered therein as a defense to the timely payment of the Indebtedness. If any claim is ever made upon TBCC for repayment or recovery of any amount or amounts received by TBCC in payment of or on account of any of the Indebtedness, because of any claim that any such payment constituted a preferential transfer or fraudulent conveyance, or for any other reason whatsoever, and TBCC repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over TBCC or any of its property, or by reason of any settlement or compromise of any such claim effected by TBCC with any such claimant (including without limitation the Borrower), then and in any such event, Guarantor agrees that any such judgment, decree, order, settlement and compromise shall be binding upon Guarantor, notwithstanding any revocation or release of this Guaranty or the cancellation of any note or other instrument evidencing any of the Indebtedness, or any release of any of the Indebtedness, and the Guarantor shall be and remain liable to TBCC under this Guaranty for the amount so repaid or recovered, to the same extent as if such amount had never originally been received by TBCC, and the provisions of this sentence shall survive, and continue in effect, notwithstanding any revocation or release of this Guaranty.

3. Waiver. The Guarantor hereby waives promptness, diligence, notice of acceptance protest, notice of protest, and any other notice with respect to any of the Indebtedness and this Guaranty and any requirement that TBCC protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right to take any action against the Borrower or any other person or any collateral. Guarantor further waives: (a) all other notices and demands to which Guarantor might be entitled, including without limitation notice of all of the following: the creation, existence, or acquisition of any Indebtedness; the amount of the Indebtedness from time to time outstanding; any foreclosure sale or other disposition of any property which secures any or all of the Indebtedness or which secures the obligations of any other guarantor of any or all of the Indebtedness; any adverse change in Borrower's financial position; any other fact which might increase Guarantor's risk; any default, partial payment or non-payment of all or any part of the Indebtedness; the occurrence of any other Event of Default (as hereinafter defined); any and all agreements and arrangements between TBCC and Borrower and any changes, modifications, or extensions thereof, and any revocation, modification or release of any guaranty of any or all of the Indebtedness by any person (including without limitation any other person signing this Guaranty); (b) any right to require TBCC to institute suit against, or to exhaust its rights and remedies against, Borrower or any other person, or to proceed against any property of any kind which secures all or any part of the Indebtedness, or to exercise any right of offset or other right with respect to any reserves, credits or deposit accounts held by or maintained with TBCC or any indebtedness of TBCC to Borrower, or to exercise any other right or power, or pursue any other remedy TBCC may have.

4. Subrogation. The Guarantor hereby irrevocably waives, to the fullest extent permitted by law, any and all claims, rights or remedies which it may now have or hereafter acquire against the Borrower that arise hereunder or from the performance by him hereunder including, without limitation, any claims, rights or remedies of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claims, rights or remedies of TBCC against the Borrower or in any security which TBCC now has or hereafter acquires, whether or not the claims, rights or remedies arise in equity, under contract, by statute, under common law or otherwise.

5. Representations and Warranties. The Guarantor hereby represents and warrants as follows:

         (a). Power and Authority. The Guarantor has full power, authority, capacity and legal right to execute and deliver and to perform its obligations under this Guaranty and the other Loan Documents to which the Guarantor is a party.

         (b). Enforceability. This Guaranty and the other Loan Documents to which the Guarantor is a party have been duly executed and delivered by the Guarantor and constitute a legal, valid and binding obligation of the


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TBCC                                                         CONTINUING GUARANTY
--------------------------------------------------------------------------------

Guarantor, enforceable against the Guarantor, its successors and assigns in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

         (c). No Conflicts. The execution, delivery and performance of this Guaranty and the other Loan Documents to which the Guarantor is a party will not violate any requirement of law or contractual obligation of the Guarantor or result in the creation or imposition of any lien on any of the property or assets of the Guarantor, except for liens (if any) granted in favor of TBCC pursuant to the Loan Documents.

         (d). No Consents. No consent of any other Person and no consent, license, permit, approval or authorization, of, exemption by, notice or report to, or registration, filing or declaration with, and governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty and the other Loan Documents to which the Guarantor is a party.

         (e). Solvency. The fair value of the property of the Guarantor exceeds the total amount of liabilities (including, without limitation, contingent liabilities*) of the Guarantor; the present fair saleable value of the assets of the Guarantor exceeds the amount that will be required to pay the probable liability of the Guarantor on its existing debts as they become absolute and matured; the Guarantor is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature and the Guarantor does not intend to, and does not believe that it will, incur debts or liabilities beyond the Guarantor's ability to pay as the debts and liabilities mature. In computing the amount of contingent liabilities at any time, it is intended that the liabilities will be computed at the amount which, in light of all facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

* , BUT EXCLUDING LIABILITIES OF GUARANTOR TO BORROWER

         (f). Absence of Litigation. Except as otherwise heretofore disclosed to TBCC in writing, there are no actions, suits, investigations, litigation or proceedings pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor or any of its properties before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that has an amount in controversy in excess of * , or which purports to affect any part of the transactions contemplated hereby or by the other Loan Documents to which the Guarantor is a party or the legality, validity or enforceability of this Guaranty or the other Loan Documents to which the Guarantor is a party.

* $62,500

         (g). Financial Condition. The financial condition and net worth of the Guarantor contained in the financial statements, most recently provided to TBCC are true and correct*; there is no event, fact, circumstance or condition known to the Guarantor which is inconsistent with the statements or is required to be disclosed in order to cause the statements not to be ** misleading; and the Guarantor knows of no reason why it will not be able to perform duly and promptly its obligations under this Guaranty ***.

* IN ALL MATERIAL RESPECTS

** MATERIALLY

*** (PROVIDED THAT GUARANTOR DOES NOT REPRESENT THAT IT HAS OR WILL HAVE SUFFICIENT ASSETS TO REPAY ALL INDEBTEDNESS OF BORROWER TO TBCC)

         (h). Payment of Taxes. The Guarantor has filed all tax returns (federal, state, local and foreign) required to be filed and paid all taxes shown thereon to be due, including interest and penalties, except for such taxes as are being contested in good faith and by proper proceedings.

6. Covenants. The Guarantor covenants and agrees that, so long as any part of the Indebtedness shall remain unpaid, the Guarantor shall provide TBCC with financial statements relating to the financial condition and net worth of the Guarantor and the ability of the Guarantor to satisfy its obligations hereunder, such financial statements to be certified as being true and correct by the Guarantor. Such financial statements shall be provided within 120 days after the end of the Guarantor's fiscal year.

7. Acceleration. Notwithstanding the terms of all or any part of the Indebtedness, the obligations of the Guarantor hereunder to pay and perform all of the Indebtedness shall, at the option of TBCC, immediately become due and payable, without notice, and without regard to the expressed maturity of any of the Indebtedness, in the event: (a) any default or Event of Default under, or as defined in any Loan Document, occurs and is continuing; (b) any warranty, representation, statement, report, or certificate made or delivered to TBCC by Guarantor, or any of its officers, partners, employees, or agents, is incorrect, false, untrue, or misleading when given in any material respect; or (c) there shall be made or exist any levy, assessment, attachment, seizure, lien, or encumbrance * for any cause or reason whatsoever upon all or any part of the property of Guarantor (unless discharged by payment, release or bond not more than twenty days after such event has occurred); or (d) there shall occur the dissolution, termination of existence, insolvency, or business failure of Guarantor, or the appointment of a receiver, trustee or custodian for Guarantor or all or any part of its property, or the assignment for the benefit of creditors by Guarantor, or the commencement of any proceeding by or against Guarantor under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or hereafter in effect; or


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TBCC                                                         CONTINUING GUARANTY
--------------------------------------------------------------------------------

(f) Guarantor shall generally not pay its debts as they become due or shall enter into any agreement (whether written or oral), or offer to enter into any such agreement, with all or a significant number of its creditors regarding any moratorium or other indulgence with respect to its debts or the participation of such creditors or their representatives in the supervision, management, or control of the business of either of them; or (g) the board of directors or shareholders of Guarantor shall adopt any resolution or plan for its dissolution or the liquidation of all or substantially all of its assets**; or (h) Guarantor shall revoke this Guaranty or contest or deny liability under this Guaranty. All of the foregoing are hereinafter referred to as "Events of Default".

* (OTHER THAN A PERMITTED LIEN, AS DEFINED IN THAT CERTAIN SECURITY AGREEMENT OF EVEN DATE HEREWITH BETWEEN GUARANTOR AND TBCC)

** , PROVIDED THAT GUARANTOR MAY BE MERGED INTO BORROWER OR MAY BE LIQUIDATED OR DISSOLVED IF ALL OF ITS ASSETS ARE TRANSFERRED TO BORROWER

8. Revocation. This is a Continuing Guaranty relating to all of the Indebtedness, including Indebtedness arising under successive transactions which from time to time continue the Indebtedness or renew it after it has been satisfied. Guarantor agrees that the obligations of Guarantor hereunder may not be terminated or revoked in any manner except by giving 90 days' advance written notice of revocation to TBCC at its address above by registered first-class U.S. mail, postage prepaid, return receipt requested, and only as to new Loans made by TBCC to Borrower more than 90 days after actual receipt of such written notice by TBCC. No termination or revocation of this Guaranty shall be effective until 90 days following the date of actual receipt of said written notice of revocation by TBCC. Notwithstanding such written notice of revocation or any other act of Guarantor or any other event or circumstance, Guarantor agrees that this Guaranty and all consents, waivers and other provisions hereof shall continue in full force and effect as to any and all Indebtedness which is outstanding on or before the 90th day following actual receipt of said written notice of revocation by TBCC, and all extensions, renewals and modifications of said Indebtedness (including without limitation amendments, extensions, renewals and modifications which are evidenced by new or additional instruments, documents or agreements executed before or after expiration of said 90-day period), and all interest thereon, accruing before or after expiration of said 90-day period, and all attorneys' fees, court costs and collection charges, incurred before or after expiration of said 90-day period, in endeavoring to collect or enforce any of the foregoing against Borrower, Guarantor or any other person liable thereon (whether or not suit be brought) and any other expenses of, for or incidental to collection thereof. *

* NOTWITHSTANDING THE FOREGOING, THE 90-DAY PERIOD SET FORTH IN THIS SECTION 8 SHALL NOT APPLY TO A REVOCATION OF GUARANTOR'S OBLIGATIONS HEREUNDER IF IT OCCURS DUE TO THE MERGER OF GUARANTOR INTO BORROWER OR THE DISSOLUTION OR LIQUIDATION OF GUARANTOR AND TRANSFER OF ALL OF ITS ASSETS TO BORROWER.

9. Financial Condition of Borrower. Guarantor warrants that it is fully aware of the financial condition of Borrower and is executing and delivering this Guaranty at Borrower's request and based solely upon its own independent investigation of all matters pertinent hereto, and Guarantor is not relying in any manner upon any representation or statement of TBCC with respect thereto. Guarantor represents and warrants that it is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning Borrower's financial condition and any other matter pertinent hereto as Guarantor may desire, and Guarantor is not relying upon or expecting TBCC to furnish to it any information now or hereafter in TBCC's possession concerning the same or any other matter. By executing this Guaranty, Guarantor knowingly accepts the full range of risks encompassed within a contract of continuing guaranty, which risks Guarantor acknowledges include without limitation the possibility that Borrower will incur additional Indebtedness for which Guarantor will be liable hereunder after Borrower's financial condition or ability to pay such Indebtedness has deteriorated and/or after bankruptcy or insolvency proceedings have been commenced by or against Borrower. Guarantor shall have no right to require TBCC to obtain or disclose any information with respect to the Indebtedness, the financial condition or character of Borrower, the existence of any collateral or security for any or all of the Indebtedness, the existence of any other guaranties of all or any part of the Indebtedness, any action or non-action on the part of TBCC, Borrower, or any other person, or any other matter, fact, or occurrence.

10. Amendments, Etc. No amendment or waiver of any provision of this Guaranty or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by TBCC, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

11. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including by telecopier) and, if to the Guarantor, mailed or delivered to him at its address specified on the first page of this Guaranty, if to TBCC, mailed or delivered to it at the address of TBCC specified on the first page of this Guaranty, or as to each party at such other address as shall be designated by the party in a written notice to the other party. All the notices and other communications shall, if mailed, be effective when deposited in the mail addressed as aforesaid (except for notice of revocation, which shall be governed by Section 8 of this Guaranty). TBCC and Guarantor may change their address for purposes of receiving notices hereunder by giving written notice thereof to the other party in accordance herewith. Guarantor shall give TBCC immediate written notice of any change in its address.

12. No Waiver; Remedies. No failure on the part of TBCC to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof. No single or partial exercise of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.


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TBCC                                                         CONTINUING GUARANTY
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13. Right of Set-off. TBCC is hereby authorized at any time and from time-to-time following an Event of Default, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by TBCC to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not TBCC shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. TBCC agrees promptly to notify the Guarantor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of TBCC under this Section are in addition to the other rights and remedies (including, without limitation, other rights of set-off) which TBCC may have.

14. Continuing Guaranty; Assignments. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the indefeasible payment in full of the Indebtedness and all other amounts payable under this Guaranty, (b) be binding upon the Guarantor and its successors, assigns, beneficiaries and indorsees (including, without limitation, the heirs, administrators, executors and estate of the Guarantor), except that no Guarantor shall assign or transfer any of its rights or obligations hereunder without the prior written consent of TBCC, and (c) inure to the benefit of and be enforceable by TBCC and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), TBCC may assign or otherwise transfer any of the Indebtedness to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to TBCC herein or otherwise. This Guaranty and the obligations of the Guarantor hereunder shall terminate upon the indefeasible payment in full of all of the Indebtedness and all other amounts payable under this Guaranty.

15. Subordination. Any and all payments on all indebtedness and obligations of the Borrower now or hereafter owing to the Guarantor other than in respect of salaries or wages (the "Junior Debt") is hereby subordinated and junior in right of payment and exercise of remedies to the prior payment in full in cash of the Indebtedness. Upon the written request of TBCC, the Junior Debt shall be collected, enforced and received by the Guarantor as trustee for TBCC and paid over to TBCC on account of the Indebtedness but without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty. So long as any of the Indebtedness is outstanding, no payments shall be made on any of the Junior Debt without the prior written consent of TBCC.

16. Telecopier; Counterparts. This Guaranty may be executed and delivered by telecopier or other facsimile transmission with the same force and effect as if the same was a fully executed and delivered original counterpart. This Guaranty may be executed by the parties in one or more counterparts, each of which shall be an original and all of this shall constitute one and the same agreement.

17. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVEN EFFECT TO CONFLICTS OF LAW PRINCIPLES THEREOF.

18.  CONSENT TO JURISDICTION.

         (a). THE GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY ILLINOIS STATE OR FEDERAL COURT SITTING IN ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENTS, AND THE GUARANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF THE ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH ILLINOIS STATE OR FEDERAL COURT. THE GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT HE MAY EFFECTIVELY DO SO, ANY OBJECTION TO THE LAYING OF VENUE OR ANY DEFENSE OF AN INCONVENIENT FORUM WHICH HE MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF SUCH ACTION OR PROCEEDING. THE GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO THE GUARANTOR AT HIS ADDRESS SPECIFIED ON THE FIRST PAGE OF THIS GUARANTY. THE GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

         (b). NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF TBCC TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF TBCC TO BRING ANY ACTION OR PROCEEDING AGAINST THE GUARANTOR OR HIS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS.

19. MUTUAL WAIVER OF RIGHT TO JURY TRIAL. TBCC AND GUARANTOR HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, LAWSUIT OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS GUARANTEE OR ANY OTHER LOAN DOCUMENTS OR ANY SUPPLEMENT OR AMENDMENT THERETO; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN TBCC AND GUARANTOR; OR (III) ANY BREACH, CONDUCT, ACTS OR OMISSIONS OF TBCC OR GUARANTOR OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSON AFFILIATED WITH OR REPRESENTING TBCC OR GUARANTOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.


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TBCC                                                         CONTINUING GUARANTY
--------------------------------------------------------------------------------

         IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date first above written.

Guarantor:

ADVANCED MEDICAL PROCEDURES, INC.

By     /s/ William Hughes
      ----------------------------------
Title  Chief Financial Officer
      ----------------------------------
     Address:
              --------------------------

              --------------------------

Version: -0


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